                                                                     (Exhibit 9)

                               POWER OF ATTORNEY

Know all men by these presents:

That I, J. Kevin McCarthy, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ J. Kevin McCarthy
                                        ---------------------
                                        J. Kevin McCarthy

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared J. Kevin McCarthy, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Mary Lynn Finelli, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ Mary Lynn Finelli
                                        ---------------------
                                        Mary Lynn Finelli

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Mary Lynn Finelli, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that she executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Stanley R. Reber, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ Stanley R. Reber
                                        ---------------------
                                        Stanley R. Reber

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Stanley R. Reber, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Alan F. Hinkle, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ Alan F. Hinkle
                                        ---------------------
                                        Alan F. Hinkle

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Alan F. Hinkle, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Joan C. Turnbull, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ Joan C. Turnbull
                                        ---------------------
                                        Joan C. Turnbull

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Joan C. Turnbull, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and she duly acknowledged to me that she executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Robert W. Kloss, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ Robert W. Kloss
                                        ---------------------
                                        Robert W. Kloss

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Robert W. Kloss, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                               POWER OF ATTORNEY

Know all men by these presents:

That I, Edward R. Book, a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA, do hereby make constitute and appoint as my true and lawful attorneys in fact, M. DIANE KOKEN and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and filed with the Securities and Exchange Commission:

        Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.

Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA and for so long as either M. DIANE KOKEN and/or WILLIAM P. LOESCHE shall be officers of PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 1997.


                                        /s/ Edward R. Book
                                        ---------------------
                                        Edward R. Book

Commonwealth of PENNSYLVANIA
                                :ss
County of CHESTER

On this 24th day of April, 1997, before me personally appeared Edward R. Book, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.

                                        /s/ JENNIFER J. AVILES
My commission expires:                  ----------------------
                                        Notary Public
        NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000